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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 29, 1999
                                                 ------------------------------



                                   E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                      1-11921              94-2844166
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(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)       Identification No.)


   Four Embarcadero Place, 2400 Geng Road, Palo Alto, California      94303
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (650) 842-2500
                                                    ----------------------------


                                   Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

          On March 28, 1999, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with ClearStation, Inc., a California corporation ("ClearStation"), pursuant to which Crystal Acquisition Corporation, a wholly owned subsidiary of E*TRADE, will be merged with and into ClearStation, with ClearStation continuing as the surviving entity and as a wholly owned subsidiary of E*TRADE. The securityholders of ClearStation will receive an aggregate of 469,536 shares of E*TRADE common stock in the merger. The amount of such consideration was determined based upon arm's-length negotiations between E*TRADE and ClearStation. The purpose of the acquisition is to extend E*TRADE's reach as a provider of financial new media. The acquisition is subject to the satisfaction of certain conditions and is intended to be accounted for as a pooling of interests.

          On March 29, 1999, the Registrant issued a press release announcing the agreement to acquire ClearStation, Inc., a copy of which is filed herewith as Exhibit 99.1.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Current Report under cover of Form 8-K/A as soon as practicable, but not later than June 14, 1999, which is the first business day 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.
          -------------------------------

          The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Current Report under cover of Form 8-K/A as soon as practicable, but not later than June 14, 1999, which is the first business day 60 days after the date that this Current Report on Form 8-K is required to be filed.

     (c)  Exhibits.   The following document is filed as an exhibit to this
          --------
                      report:


          99.1 Press Release, dated March 29, 1999, issued by E*TRADE Group, Inc. announcing the agreement to acquire ClearStation, Inc.

                                       2
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    E*TRADE Group, Inc.
                                    (Registrant)


Date: April 12, 1999                By:   /s/ Leonard C. Purkis
                                          ----------------------------------
                                          Leonard C. Purkis
                                          Executive Vice President and Chief
                                          Financial Officer

                                       3
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                                 EXHIBITS INDEX
                                 --------------


          Exhibit     Description
          -------     -----------

          99.1 Press Release, dated March 29, 1999, issued by E*TRADE Group, Inc. announcing the agreement to acquire ClearStation, Inc.